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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report November 17, 2000
                        --------------------------------
                        (Date of Earliest Event Reported)





                              EQUITY ONE ABS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)



        Delaware                    333-81237                  52-2029487
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(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
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                    (Address of principal executive offices)


Registrant's telephone number, including area code:    (302) 478-6160
                                                      ----------------


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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------


            (a)  Not applicable.

            (b)  Not applicable.

            (c)  Exhibits:

                 8.1 Opinion of Stradley, Ronon, Stevens & Young, LLP as to certain tax matters.







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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                EQUITY ONE ABS, INC.



                                By: /s/ James H. Jenkins
                                    -----------------------------------------
                                    James H. Jenkins, Chief Financial Officer


Dated: November 17, 2000















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                                  Exhibit Index

Exhibit      Document
-------      --------
8.1          Opinion of Stradley, Ronon, Stevens & Young, LLP as to certain tax matters.














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